WAYS TO VOTE YOUR PROXY

PROXY VOTING MADE SIMPLE!

The enclosed proxy statement provides details on important issues affecting your SAFECO Fund(s). The Board of your Fund recommends that you vote FOR all proposals.

We offer a variety of ways to vote. You may vote using the traditional method of mailing back your proxy card. Or, you may choose one of our more cost-effective and oftentimes more convenient methods. The choice is yours. Use whichever method works best for you!

YOUR PROXY VOTE IS IMPORTANT!  PLEASE VOTE TODAY.

[LOGO]  S A F E C O(REGISTERED MARK)

      (REGISTERED MARK)  A registered trademark of SAFECO Corporation.

SAFECO MUTUAL FUNDS

----------------------------------------- BY PHONE [PICTURE OF TELEPHONE]

Simply call toll free 1-800-848-9831. Operators will be available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m., Eastern Time.

---------------  [PICTURE OF TELEPHONE] BY AUTOMATED TOUCH-TONE PHONE

Use an automated touch-tone telephone system 24 hours a day. Dial 1-800-690-6903 and have the 12-digit control number, located on your proxy card, ready.

----------------------------------------- BY FAX [PICTURE OF FAX MACHINE]

Send your executed proxy to us toll free at 1-800-733-1885, anytime.

---------------  [PICTURE OF GLOBE]  BY INTERNET

Visit the Web site at WWW.PROXYVOTE.COM. Enter the 12-digit Control Number located on your proxy card.

----------------------------------------- BY MAIL [PICTURE OF ENVELOPE]

Simply return your executed proxy card in the enclosed postage-paid envelope.



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WAYS TO VOTE YOUR PROXY

PROXY VOTING MADE SIMPLE!

The enclosed proxy statement provides details on important issues affecting your SAFECO Fund(s). The Board of your Fund recommends that you vote FOR all proposals.

We offer a variety of ways to vote. You may vote using the traditional method of mailing back your proxy card. Or, you may choose one of our more cost-effective and oftentimes more convenient methods. The choice is yours. Use whichever method works best for you!

YOUR PROXY VOTE IS IMPORTANT!  PLEASE VOTE TODAY.

[LOGO]  S A F E C O(REGRISTERED MARK)

      (REGISTERED MARK)  A registered trademark of SAFECO Corporation.

SAFECO MUTUAL FUNDS

-------------------- [PICTURE OF TELEPHONE] BY AUTOMATED TOUCH-TONE PHONE

Use an automated touch-tone telephone system 24 hours a day. Dial 1-800-690-6903 and have the 12-digit control number, located on your proxy card, ready.

----------------------------------------  BY INTERNET [PICTURE OF GLOBE]

Visit the Web site at www.proxyvote.com. Enter the 12-digit Control Number located on your proxy card.

--------------- BY MAIL [PICTURE OF ENVELOPE]

Simply return your executed proxy card in the enclosed postage-paid envelope.